Exhibit 10.11 AMENDMENT TO FORBEARANCE AGREEMENT

                       AMENDMENT TO FORBEARANCE AGREEMENT

            This Amendment to Forbearance Agreement (the "Amendment") dated as of June 18, 2003 is by an between Gilman + Ciocia, Inc., a Delaware corporation, located at 11 Raymond Avenue, Poughkeepsie, New York 12603 (the "Borrower"), North Ridge Securities Corp. ("North Ridge"), Prime Capital Services, Inc. ("Prime"), the following guarantors: Prime Financial Services, Inc., North Shore Capital Management Corp., Asset & Financial Planning, Ltd., e1040.com, inc, G + C Schlager & Associates Inc., G + C Mortgage Line Inc. (the "Corporate Guarantors"), Thomas Povinelli, James Ciocia and Michael Ryan (the "Individual Guarantors" and collectively, with the Corporate Guarantors, the "Guarantors" and individually, a "Guarantor') and Wachovia Bank, National Association, formerly known as First Union National Bank, having an office at 190 River Road, Summit, New Jersey 07901 (the "Bank").

                              W I T N E S S E T H:

            WHEREAS, the Bank, the Borrower, North Ridge, Prime and the Guarantors entered into a certain Revolving Credit and Term Loan Agreement dated as of December 27, 2001 ("Loan Agreement"), pursuant to which the Bank made available certain credit facilities described therein (the Loan Agreement, together with all of the security agreements, assignments and any other documents given by the Borrower, North Ridge, Prime and/or Guarantors in favor of the Bank, hereinafter the "Loan Documents");

            WHEREAS, the Bank extended a credit facility to the Borrower for working capital pursuant to a Revolving Credit Note dated as of December 27, 2001 in the original principal amount of $2,000,000. (the "Revolving Credit Note");

            WHEREAS, the Bank extended a term credit facility to the Borrower pursuant to a Term Loan Note dated as of December 27, 2001 in the original principal sum of $5,000,000. (the "Term Loan Note" and together with the Revolving Credit Note, the "Loan");

            WHEREAS, the Borrower was in default of certain financial covenants described in that certain Notice of Default and Demand for Payment dated September 19, 2002 from counsel to the Bank to Borrower, North Ridge, Prime and Guarantors;

            WHEREAS, as a result of such default, the obligations under the Loan were due and payable;

            WHEREAS, Borrower and Guarantors were unable to repay the Loan which was due and payable and requested the Bank forbear from enforcing its rights under the Loan Documents;

            WHEREAS, the Bank agreed to so forbear and as a result Borrower, North Ridge, Prime and the Guarantors entered into a Forbearance Agreement, dated as of November 27, 2002 (the "Forbearance Agreement");

            WHEREAS, the Borrower has informed the Bank that the Borrower will be unable to repay the Loan on the Maturity Date, which obligations shall be due and payable and as a result

EXECUTION
has requested that the Bank further forbear and extend the time of payment for the Loan to and including July 1, 2004 (the "Extended Maturity Date") and the Bank has agreed to so forbear, absent its demand, under the terms and conditions set forth herein;

            WHEREAS, the Borrower has advised the Bank that it will comply with a repayment schedule to repay the Bank as set forth herein;

            WHEREAS, the Borrower has informed the Bank that Thomas Povinelli will not sign this Amendment; and

            NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to continue the existing loan facility and extend payment of the Loan, the Borrower and undersigned Guarantors hereby agree with the Bank as follows:

            Section 1. Confirmation of Amount Due. The Borrower, and the undersigned Guarantors represent and warrant that as of the date hereof they are legally, validly and enforceably indebted to the Bank under the Revolving Credit
Note in the principal amount of $1,500,000. and under the Term Loan Note in the principal amount of $3,583,333.39. both of which are due without offset, claim, defense, counterclaim or right of recoupment.

            Section 2. Article Amendments.

      (a) Article II, B. shall be deleted in its entirety and replaced with the following:

            "B. Repayment of Loan. The Borrower shall make payments to the Bank:

                  (i) with respect to the Revolving Credit Note, absent demand, interest monthly as set forth below on the 10th day of each month until the Extended Maturity Date, plus principal payments in reduction of the Revolving Credit Note, in the principal amount of $250,000. on March 10, 2004, $250,000. on April 10, 2004, $250,000. on May 10,
                        2004 and $250,000. on June 10, 2004 and the remaining principal balance and any accrued interest on the Extended Maturity Date; and

                  (ii) with respect to the Term Loan Note, absent demand, by making its regular payments of principal in the amount of $83,333.33 plus interest as set forth below on the 10th day of each month hereafter until the Extended Maturity Date when the remaining principal balance is due.

                  (iii) with respect to payments received pursuant to revised
                        Article V, Section P, such payments shall be applied first against the outstanding principal balance then owing under the Revolving Credit Note and after such Revolving Credit Note is paid in full, against the

EXECUTION
                        outstanding principal then owing of the Term Loan Note."

      (b) The paragraph in Article V on page 5 which continues onto page 6 that begins with the words, "All financial statements delivered to the Bank pursuant to this Article..." shall be deleted in its entirety and replaced with the following:

            "All financial statements delivered to the Bank pursuant to this Article (except where otherwise expressly indicated) shall be prepared in accordance with GAAP, applied on a consistent basis (except as otherwise disclosed to the Bank), and shall be certified by (a) the President or Chief Financial Officer of the Borrower and
            (b) with respect to such financial statements described in Section
            5.03 (a) and 5.03(b) of the Revolving Credit and Term Loan Agreement, shall be certified by the independent public accountants performing the review pursuant to a certificate stating that, in conducting the review necessary to permit them to issue a report with respect to such financial statements, they have obtained no knowledge of the existence of a Default or Event of Default, or, if such accountants did obtain such knowledge, specifying the nature of the Default or Event of Default."

      (c) Article V, H. is deleted in its entirety and replaced with the following:

            "H. The Borrower shall deliver to the Bank, (i) the Borrower's internally prepared statements of income, retained earnings and changes in financial conditions for such month and year to date (x) for the months including April, May and June of 2003 within forty-five (45) days after the end of such month and (y) for the months beginning July, 2003 and thereafter, on the 10th day of each following month, (ii) on the 10th day of each month hereafter, a monthly forecast for the prior month and on a twelve month rolling forward basis of Borrower's cash position in a bar graph format and
            (iii) the monthly focus reports within five (5) days of its submission to the NASD."

      (d) Article V L. is amended to add at the end thereof the following:

            "Notwithstanding the terms contained in the immediately preceding sentence, shareholders, officers and/or directors of the Borrower may make short term loans to the Borrower without the consent of the Bank provided that (i) such loan is for a term not to exceed six months; (ii) no event of default exists under the Forbearance Agreement, as amended, on the date of repayment of any such loan; and (iii) the Borrower gives the Bank prompt written notice of the making of any such loan and repayment thereof. Such written notice can be contained in the Borrower's monthly reports prepared and submitted pursuant to Article V(H)."

EXECUTION

      (e) Article V, M. is deleted in its entirety and replaced with the following:

            "M. The Borrower covenants and agrees that it shall make no payments on any subordinated debt, including the Investor Subordinated Debt. However, provided there is no default by the Borrower under the terms of this Agreement, the Borrower shall be permitted to pay The Travelers Insurance Company the sum of $50,000. per month."

      (f) Article V is amended to add the following new section P:

            "P. The Borrower covenants and agrees to pay to the Bank 50% of the excess above $1,000,000. in the event that Borrower obtains from Pinnacle Tan Advisors LLC ("Pinnacle") over $1,000,000. related to the Asset Purchase Agreement dated as of September 1, 2002 by and among Pinnacle and the Borrower and agrees to provide a monthly report on the status of such litigation and/or collection on the 10th day of each month hereafter."

      (g) Article V is amended to add the following new section Q:

            "Q. The Borrower covenants and agrees to pay to the Bank all the proceeds from the sale of its office locations to the corporate entities created by Debra Seeley ("Seeley"), Ron Sharp ("Sharp") and Eric Jones ("Jones"), the proceeds of which will be applied to the next monthly payment of principal due under the Term Loan Note. The Borrower further covenants and agrees to provide a signed asset sale agreement with respect to each transaction described in the immediately preceding sentence and upon the Bank's receipt of such signed agreement and the proceeds of such sale, the Bank authorizes the filing and/or shall provide a UCC-3 release of the general filing against the Borrower which covers assets specifically related to the sale to Seeley, Sharp or Jones, respectively."

      (h) Article IX, O. is hereby deleted in its entirety and replaced with the following:

            "O. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER, NORTH RIDGE, PRIME, AND GUARANTOR BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS, THE FORBEARANCE AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE

EXECUTION

            EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS ASSIGNMENT."

            Section 3. Conditions Precedent to This Amendment. The effectiveness of this Amendment shall be expressly subject to receipt by the Bank of the following items:

      (a) a fully executed Amendment;

      (b) UCC lien and judgment search showing any and all the creditors of the Borrower which have a Lien on any of the Collateral;

      (c) a resolution of Borrower authorizing this Amendment, satisfactory in form and substance to the Bank;

      (d) payment of all fees and expenses of counsel to the Bank incurred since the execution of the Forbearance Agreement, including without limitation the fees and expenses incurred in connection with the negotiation and preparation of this Agreement; and

      (e) such other agreements and instruments as the Bank reasonably deems necessary to carry out the terms and provisions of this Amendment.

            Section 4. Representations True; No Default. The Borrower, North Ridge, Prime and the undersigned Guarantors hereby represent and warrant that:

      (a) Except as otherwise expressly disclosed to the Bank in writing by the Borrower, any and all of the representations and warranties contained in the Forbearance Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date.

      (b) Except as otherwise expressly disclosed to the Bank in writing by the Borrower, no event has occurred and is continuing which constitutes a Default or an Event of Default under the Forbearance Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute such Default or Event of Default.

      (c) No material adverse change has occurred in the Borrower's financial status since the execution of the Forbearance Agreement;

EXECUTION

      (d) There is no pending or threatened action or proceeding affecting the Borrower before any court, governmental agency or arbiter, which may materially affect the financial condition or operations or prospects of the Borrower or which purports to affect the legality, validity or enforceability of this Amendment, or the Forbearance Agreement, as amended hereby, or the Loan, except as described in Schedule 1 hereto.

            Section 5. Ratification. Except as expressly amended hereby, the Forbearance Agreement and the other Loan Documents shall remain in full force and effect. The Forbearance Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect. Borrower, North Ridge, Prime and the undersigned Guarantors hereby acknowledge and affirm: (i) the continuing validity of the Forbearance Agreement; (ii) all of the terms, conditions and obligations contained in the Forbearance Agreement are and shall remain in full force and effect, except as hereby amended; (iii) that the Forbearance Agreement is a legal, valid and binding obligation of Borrower, North Ridge, Prime and Guarantors, and the obligations and liabilities thereunder shall not be diminished by the execution of this Amendment or by any of the terms, provisions or conditions of the this Amendment; (iv) all appropriate corporate authorizations have been obtained for this execution of this Amendment; and (v) that this Amendment is executed by Borrower as an inducement to the Bank to enter into this Amendment, and with the knowledge that the Bank shall rely on the statements made herein when executing this Amendment. The failure of Thomas Povinelli to execute this Amendment shall not, and is not intended to, in any way whatsoever release or discharge Thomas Povinelli from his obligations and liabilities to the Bank pursuant to that certain Joint and Several Guaranty of Payment dated as of December 27, 2001..

            Section 6. Waiver. The Borrower hereby acknowledges that is failed to make the $250,000. payment due under the Forbearance Agreement on May 10, 2003 and on June 10, 2003 and the Bank hereby waives the Borrower's requirement to make such payments. Such waiver set forth herein should not be construed as, and shall not constitute, a waiver or relinquishment for future compliance with such covenants, terms, provisions or conditions of the Loan which shall continue and remain in full force and effect. The Bank hereby reserves all of its rights and the Borrower should not assume that the Bank will waive compliance with this requirement in the future.

            Section 7. Definitions and References. Capitalized terms not otherwise defined in this Amendment and used herein and which are defined in the Agreement or in the other Loan Documents shall have the meanings herein as therein ascribed to them. The term "Agreement" as used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by Borrower shall mean the Agreement as hereby amended.

            Section 8. Expenses; Additional Information. Borrower shall pay to the Bank all reasonable and actual expenses incurred by the Bank since the execution of the Forbearance Agreement and in connection with the preparation, negotiation and execution of this Amendment and authorizes the Bank to deduct such expenses from its account at the Bank.

            Section 9. Notices. All Notices and other communications provided for hereunder shall be delivered in accordance with the terms of the Forbearance Agreement.

EXECUTION

            Section 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Bank and the Borrowers, North Ridge, Prime or Guarantors and their respective successors and assigns, except that the Borrowers, North Ridge, Prime and Guarantors may not assign or transfer any of its rights under the Loan Documents, Forbearance Agreement, or this Amendment, without the prior written consent of the Bank.

            Section 10. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower and the Bank and their respective successors, assigns, receivers and trustees (provided, however, that Borrower shall not assign its rights and obligations hereunder without the prior written consent of the Bank); (b) can be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the Forbearance Agreement and Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment Borrower, North Ridge, Prime and Guarantors hereby acknowledge and agree that the Bank has not made any representations to induce them to enter into this Amendment except as expressly set forth herein and even if any such representations other than those expressly set forth herein were made they were not relied on in entering into this Amendment.

            IN WITNESS WHEREOF, the undersigned, if a corporation, has caused this Agreement to be executed by its respective officer thereunto duly authorized, as of the date first above written.

                                        Gilman + Ciocia, Inc., as Borrower

                                        By: /s/ Michael Ryan
                                            ------------------------------------
                                            Michael Ryan
                                            President

                                        Wachovia Bank, National Association,
                                        f/k/a First Union National Bank, as Bank


                                        By
                                            ------------------------------------
                                            Christopher Ford
                                            Vice President

(Signature pages follow)

EXECUTION

            Section 10. Successors and Assigns This Amendment shall be binding upon and inure to the benefit of the Bank and the Borrowers, North Ridge, Prime or Guarantors and their respective successors and assigns, except that the Borrowers, North Ridge, Prime and Guarantors may not assign or transfer any of its rights under the Loan Documents, Forbearance Agreement, or this Amendment, without the prior written consent of the Bank

            Section 10. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower and the Bank and their respective successors, assigns, receivers and trustees (provided, however, that Borrower shall not assign its rights and obligations hereunder without the prior written consent of the Bank); (b) can be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of New York and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the Forbearance Agreement and Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment. Borrower, North Ridge, Prime and Guarantors hereby acknowledge and agree that the Bank has not made any representations to induce them to enter into this Amendment except as expressly set forth herein and even if any such representations other than those expressly set forth herein were made they were not relied on in entering into this Amendment.

            IN WITNESS WHEREOF, the undersigned, if a corporation, has caused this Agreement to be executed by its respective officer thereunto duly authorized, as of the date first above written.

                                        Gilman + Ciocia, Inc., as Borrower

                                        By:
                                            ------------------------------------
                                            Michael Ryan
                                            President

                                        Wachovia Bank, National Association,
                                        f/k/a First Union National Bank, as Bank


                                        By  /s/ Christopher Ford
                                            ------------------------------------
                                            Christopher Ford
                                            Vice President

(Signature pages follow)

EXECUTION

AGREED AND ACCEPTED:



-------------------------------------
Michael Ryan, Individual Guarantor


/s/ James Ciocia
-------------------------------------
James Ciocia, Individual Guarantor


Prime Capital Services, Inc.


By:
    ---------------------------------
    Michael Ryan
    President


North Ridge Securities Corp.


By:
    ---------------------------------
    Michael Ryan
    President


Prime Financial Services, Inc.


By:
    ---------------------------------
    Michael Ryan
    President


North Shore Capital Management Corp.


By:
    ---------------------------------
    Michael Ryan
    President


Asset & Financial Planning, Ltd.

By:
    ---------------------------------
    Michael Ryan
    President

(Signature pages follow)

EXECUTION

AGREED AND ACCEPTED:


/s/ Michael Ryan
-------------------------------------
Michael Ryan, Individual Guarantor



-------------------------------------
James Ciocia, Individual Guarantor


Prime Capital Services, Inc.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President


North Ridge Securities Corp.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President


Prime Financial Services, Inc.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President


North Shore Capital Management Corp.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President

Asset & Financial Planning, Ltd.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President

(Signature pages follow)

EXECUTION
e1040.com, Inc.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President


G + C Schlager & Associates Inc.,


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President


G + C Mortgage Line Inc.


By: /s/ Michael Ryan
    ---------------------------------
    Michael Ryan
    President

EXECUTION

COUNTY OF DUTCHESS,
STATE OF NEW YORK.

            On the 17th day of June in the year 2003 before me, the undersigned, a Notary Public in and for said State, personally appeared Michael Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                  /s/ TED H. FINKELSTEIN
                                            ------------------------------------
                                                       Notary Public

       TED H. FINKELSTEIN
Notary Public, State of New York
           No. 4774786
   Qualified in Putnam County
   Commission Expires 7/31/06

COUNTY OF ________
STATE OF NEW YORK.

            On the __ day of June in the year 2003 before me, the undersigned, a Notary Public in and for said State, personally appeared James Ciocia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and bat by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                            ------------------------------------
                                                       Notary Public

EXECUTION

COUNTY OF DUTCHESS,
STATE OF NEW YORK.

            On the __ day of June in the year 2003 before me, the undersigned, a Notary Public in and for said State, personally appeared Michael Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. Notary Public



                                            ------------------------------------
                                                       Notary Public


COUNTY OF [ILLEGIBLE]
STATE OF NEW YORK.

            On the 18th day of June in the year 2003 before me, the undersigned, a Notary Public in and for said State, personally appeared James Ciocia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                  /s/ TED H. FINKELSTEIN
                                            ------------------------------------
                                                       Notary Public

       TED H. FINKELSTEIN
Notary Public, State of New York
           No. 4774786
   Qualified in Putnam County
   Commission Expires 7/31/06

                                   Schedule 1
                Schedule Litigation (to be attached by Borrower)

EXECUTION

[LOGO] GILMAN + CIOCIA, INC.

Ted H. Finkelstein
Vice President & General Counsel
11 Raymond Avenue
Poughkeepsie, New York 12603
Phone: (845) 485.5278   Fax: (845) 622.3638
E-Mail: ted.finkelstein@gilcio.com

                                   Memorandum

TO:   Michael Ryan; Carole Enisman; Dennis Conroy; Michael Mannion, Cynthia
      LaRosa

FROM: Ted Finkelstein, Esq.

DATE: June 12, 2003

RE:   Pending Litigation

CC:   Grant Thornton, LLP

--------------------------------------------------------------------------------

      The following is a summary of litigation pending against Gilman + Ciocia, Inc. ("G+C") and Prime Capital Services, Inc. ("Prime") during the July 1, 2002 through June 30, 2003 fiscal year, updated through June 12, 2003.

1.    Title of Claim:           Hylan-Seaver Mall, Inc. v. ABC Tax Consultants,
                                a Partnership, Maurice Lewis, Angelo Ciocia and
                                Gilman + Ciocia, Inc.
      Date Claim Alleged:       March 25, 2002
      Claimant's Attorney:      Howard M. File, Esq., P.C.
      G+C Attorney:             Ted H. Finkelstein, Esq.
      Forum:                    Civil Court of the City of New York, County of
                                Richmond
      Case Number:              32287-02
      Alleged Damages:          $13,932.97
      Potential Exposure:       None.
      Anticipated Outcome:      Dismissal of Lawsuit
      Actual Damages:           None.
      Status/Comments:          Settled on 11/25/02 for $8,500.


2.    Title of Claim:           Baughman v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       February 6, 2002
      Claimant's Attorney:      Jackson, White
      G+C Attorney:             Coopersmith, Gordon
      Forum:                    Arizona State Court
      Case Number:              CV 2002-090298
      Alleged Damages:          $243,000.00
      Potential Exposure:       None.
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           Not yet determined.
      Status/Comments:          Lawsuit for purportedly introducing plaintiffs
                                to an independent insurance representative not employed by G+C who allegedly defrauded the plaintiffs. Case in discovery. GC has just submitted a motion for summary judgment dismissing the complaint.

                                                                   June 17, 2003

3.    Title of Claim:           Jerry Angel v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       July, 1995
      Claimant's Attorney:
      G+C Attorney:             Akabas & Cohen
      Forum:                    Florida Federal Court
      Case Number:
      Alleged Damages:
      Anticipated Outcome:      Dismissal of claim.
      E&O Coverage:             None.
      Actual Damages:           None.
      Status/Comments:          The plaintiff commenced an action for the
                                unauthorized use of his name or likeness. The case has been dormant for several years and should be dismissed at some time in the future.


4.    Title of Claim:           Fallek & Milano Management v. Gilman + Ciocia,
                                Inc.
      Date Claim Alleged:       August, 2002
      Claimant's Attorney:      Piken & Piken
      G+C Attorney:             Ted H. Finkelstein, Esq.
      Forum:                    New York County Supreme Court
      Case Number:
      Alleged Damages:          $27,400
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Probability:              Case will be settled.
      Status/Comments:          Case settled for $25,000.


5.    Title of Claim:           Alfonso DeMartino v. Prime Capital Services,
                                Inc. & Salvatore Liggieri
      Date Claim Alleged:       August, 2000
      Claimant's Attorney:      Arthur Fisch
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              NASD Case No. 00-3614
      Alleged Damages:          $1,000,000
      Anticipated Outcome:      Decision for Claimant covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           $43,765
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing arbitration against PCS and Salvatore Liggieri. Claim alleges unauthorized transactions by the representative and Prime's alleged failure to properly supervise Mr.
                                Liggieri and the account. The matter was heard by the NASD arbitrators during the week of September 23, 2002 and a decision was rendered awarding the claimant $15,000 which was paid.

                                                                   June 17, 2003

6.    Title of Claim:           Carole Fischer v. Salvatore Liggieri, Mutual,
                                Inc., Mutual Financial, Inc., Prime Capital
                                Services, Inc. et. al.
      Date Claim Alleged:       March, 2000
      Claimant's Attorney:      Steven Pontell
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              00-05450
      Alleged Damages:          $1,500,000
      Anticipated Outcome:      Settled
      E&O Coverage:             Yes
      Actual Damages:           In excess of $500,000
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing arbitration against Salvatore
                                Liggieri, Mutual, Inc., Mutual Financial, Inc.
                                and Prime Capital Services, Inc. Claim alleges improper investments contrary to the claimant's primary goals, unsuitability, failure to supervise and alleged commingling of client monies. Settled in mediation for $290,000 on July 31, 2002. Prime's contribution was
                                $100,000.


7.    Title of Claim:           Michael Trokel & Michael Herman v. Salvatore
                                Liggieri, Mutual, Inc., Mutual Financial, Inc.,
                                Prime Capital Services, Inc., et. al.
      Date Claim Alleged:       September 13, 2000
      Claimant's Attorney:      Michael Botton
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              00-04840
      Alleged Damages:          $120,590
      Anticipated Outcome:      Settled, covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           In excess of $65,000.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing arbitration against Salvatore
                                Liggieri, Mutual, Inc., Mutual Financial, Inc.
                                and Prime Capital Services, Inc. Claim alleges improper investments contrary to the claimant's primary goal, unsuitability, failure to supervise and alleged commingling of client monies. This case was settled on December 4, 2002 for $65,000.


8.    Title of Claim:           Richard Popkin v. Salvatore Liggieri, Mutual,
                                Inc., Mutual Financial, Inc., Prime Capital
                                Services, Inc., et. al.
      Date Claim Alleged:       August 24, 2001
      Claimant's Attorney:      Neil Fuhrer
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              01-03998
      Alleged Damages:          $499,000
      Anticipated Outcome:      Settlement covered by E&O in the range of
                                $25,000
      E&O Coverage:             Yes
      Actual Damages:           $125,000
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing arbitration against Salvatore
                                Liggieri, Mutual, Inc., Mutual Financial, Inc.
                                and Prime Capital Services, Inc. The claim contains various sales practice violation. The case was heard by arbitrators at the NASD on 5/7/03 and we are awaiting a decision.

                                                                   June 17, 2003

9.    Title of Claim:           Mark Mischel v. Salvatore Liggieri, Mutual,
                                Inc., Mutual Financial, Inc., Prime Capital
                                Services, Inc., et. al.

      Date Claim Alleged:       July 2, 2002
      Claimant's Attorney:      Greg Scott
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              02-03456
      Alleged Damages:          $1,000,000
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing arbitration against Salvatore
                                Liggieri, Mutual, Inc., Mutual Financial, Inc.
                                and Prime Capital Services, Inc. The claim contains various sales practice violations. This case is scheduled for mediation on 7/23/03.


10.   Title of Claim:           Keith Mazanowski v. Joseph Temkim, Prime Capital
                                Services, Inc., et. al.

      Date Claim Alleged:       February 13, 2002
      Claimant's Attorney:      Eugene Kennedy
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              01-06941
      Alleged Damages:          $497,000
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing an arbitration alleging breach of contract, fraud, negligence and violations of State and Federal Regulations. A hearing date will soon be set by the NASD.


11.   Title of Claim:           Grigory Rasin v. Robert Ryerson, Prime Capital
                                Services, Inc., et. al
      Date Claim Alleged:       February 13, 2002
      Claimant's Attorney:      Spence, Robbins
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              01-06941
      Alleged Damages:          Unclear
      Anticipated Outcome:      Settlement
      E&O Coverage:             Yes
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing in an arbitration alleging unsuitable transactions. This is the third proceeding brought by these claimants; the first two were dismissed. A motion to dismiss was denied by the NASD and a settlement is anticipated.

                                                                   June 17, 2003

12.   Title of Claim:           Lance M. Authelet v. Carl Holly, Prime Capital
                                Services., et. al.
      Date Claim Alleged:       January 22, 2002
      Claimant's Attorney:      Seth Eschen
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              01-06865
      Alleged Damages:          $115,000
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing an arbitration alleging
                                unauthorized trading, suitability, excessive trading and failure to supervise. Parties agreed to mediation. Awaiting dates.


13.   Title of Claim:           George Krom v. William Dunstan, Prime Capital
                                Services, Inc. et. al.
      Date Claim Alleged:
      Claimant's Attorney:      Neil Sussman
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              01-06302
      Alleged Damages:          $469,036
      Anticipated Outcome:      Settled.
      E&O Coverage:             Yes
      Actual Damages:           $198,000
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing an arbitration involving an elderly investor with allegations of forgery in the new account statement. Discovery requests have been served and discovery responses are due shortly. Prime needs to provide account documents. We need to interview the rep and his assistant regarding the forgery allegations.
                                Settled by Prime for $175,000 with claim withdrawn against Dunstan.


14.   Title of Claim:           George Dregbot v. Paula Barba, Dominick Ciocia,
                                Prime Capital Services, Inc. et. al.
      Date Claim Alleged:       June 25, 2002
      Claimant's Attorney:      Ira Kaplan
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              02-03602
      Alleged Damages:          $77,668
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes.
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing an arbitration involving unsuitability of a variable contract sold by Ms.
                                Barba. A hearing has been set for June 11, 2003.
                                A settlement prior to hearing is expected.

                                                                   June 17, 2003

15.   Title of Claim:           Lorraine Beye v. Jonathan Rogol, Prime Capital
                                Services, Inc., Inline Financial, Inc., et. al.
      Date Claim Alleged:       July 8, 2002
      Claimant's Attorney:      Pro Se
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              02-664
      Alleged Damages:          $41,912.88
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing an arbitration alleging
                                miscellaneous sales practice violation. A mediation was held 5/13/03 but was unsuccessful.
                                The NASD will soon set a hearing date.


16.   Title of Claim:           Anthony and Jeannie Buttacovoli v. Ed Levine,
                                Prime Capital Services, Inc., et. al.
      Date Claim Alleged:       March 18, 2002
      Claimant's Attorney:      Dearth & Lippner
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              02-01360
      Alleged Damages:          $150,000
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           Not yet determined.
      Status/Comments:          Claimant filed a Statement of Claim with the
                                NASD commencing arbitration on a former
                                complaint that was denied by PCS, Inc. Claim alleges misrepresentation related to the sale of an American Skandia Variable Annuity. Client seeks damages for the decline in the investment, plus a waiver of any surrender charges. The case was settled with the claimant in mediation for $60,000 on 5/6/03. Final negotiations are being completed with the insurance company and the co-defendant.


17.   Title of Claim:           Williford v. Mutual, Inc. and Prime Capital
                                Services, Inc.
      Date Claim Alleged:
      Claimant's Attorney:      Don Wuilford
      G+C Attorney:             Wilson, Elser
      Forum:                    Court of Common Pleas of Philadelphia County
      Case Number:
      Alleged Damages:          $50,000
      Anticipated Outcome:      Indemnity by co-dependent
      E&O Coverage:             No
      Actual Damages:           None
      Status/Comments:          Mr. Williford is seeking commissions that are
                                allegedly owed to him under the guise of unpaid wages. Case is presently in the early stages of discovery. Prime has an indemnity agreement with the co-defendant in this matter and, accordingly, Prime's liability should be nominal.

                                                                   June 17, 2003

18.   Title of Claim:           Chuilli v. Prime Capital Services, Inc.
      Date Claim Alleged:       1/14/02
      Claimant's Attorney:      Peter Vitenzo
      G+C Attorney:             Wilson, Elser
      Forum:                    New Jersey State Court
      Case Number:              None
      Alleged Damages:          $58,000
      Anticipated Outcome:      Settled
      E&O Coverage:             No
      Actual Damages:           $58,000
      Status/Comments:          Action involves allegations of
                                misrepresentations concerning a death benefit for an annuity. Claim was being made against PCS and one of its representatives, Robert Ryerson.
                                As of June 30, 2002, claim was still pending.
                                However, subsequent to that, the case was settled with no contribution from Prime.


19.   Title of Claim:           Gastroenterology Medical Group v. Prime Capital
                                Services, Inc.
      Date Claim Alleged:       February 13, 2002
      Claimant's Attorney:      William Frumkin
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              None
      Alleged Damages:          $90,000
      Anticipated Outcome:      Settlement covered by E&O
      E&O Coverage:             Yes
      Actual Damages:           To be determined.
      Status/Comments:          At the first mediation session, the demand was
                                $90,000 and Prime's offer was $15,000. After the mediation, the attorney for the claimant stated to our outside counsel that the claimant would settle in the range of $15,000. Our outside counsel is now negotiating a final settlement.


20.   Title of Claim:           Catalano v. Prime Capital Services, Inc.
      Date Claim Alleged:       May 14, 2001
      Claimant's Attorney:      Pro se
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              01-01211
      Alleged Damages:          $137,522
      Anticipated Outcome:      Settled
      E&O Coverage:             Yes
      Actual Damages:           Not determined.
      Status/Comments:          This matter was settled for $35,000 total. The
                                rep paid 1/3, G+C paid 1/3 and Royal Alliance paid 1/3.

                                                                   June 17, 2003

21.   Title of Claim:           Victoria Rasin v. Prime Capital Services, Inc.
      Date Claim Alleged:       1999
      Claimant's Attorney:      Spencer, Robbins
      G+C Attorney:             Akabas & Cohen
      Forum:                    NASD Arbitration
      Case Number:              99-05613
      Alleged Damages:          $500,000
      Anticipated Outcome:      Case Settled
      E&O Coverage:             No
      Actual Damages:           Not determined
      Status/Comments:          Matter settled for $2500 on July 23, 2002.


22.   Title of Claim:           Nina Tolchinski v. Prime Capital Services, Inc.
      Date Claim Alleged:       1998
      Claimant's Attorney:      Spencer Robbins
      G+C Attorney:             Akabas & Cohen
      Forum:                    NASD Arbitration
      Case Number:              98-04024
      Alleged Damages:          $500,000
      Anticipated Outcome:      Case Settled
      E&O Coverage:             No
      Actual Damages:           $20,588
      Status/Comments:          Case settled for $4700 in July, 2002.


23.   Title of Claim:           Antonia Tolchinski v. Prime Capital Services,
                                Inc.
      Date Claim Alleged:       1998
      Claimant's Attorney:      Spencer Robbins
      G+C Attorney:             Akabas & Cohen
      Forum:                    NASD Arbitration
      Case Number:              98-04025
      Alleged Damages:          $500,000
      Anticipated Outcome:      Matter settled.
      E&O Coverage:             No.
      Actual Damages:           Not determined.
      Status/Comments:          Matter settled for $4700 on July 19, 2002.

                                                                   June 17, 2003

24.   Title of Claim:           Sheri Brown v. Gilman + Ciocia, Inc.
      Date Claim Alleged:
      Claimant's Attorney:
      G+C Attorney:             Wilson, Elser
      Forum:                    Florida Supreme Court
      Case Number:
      Alleged Damages:          Unspecified
      Anticipated Outcome:      Dismissal
      E&O Coverage:             None
      Actual Damages:           None
      Status/Comments:          Ms. Brown filed a complaint with the EEOC
                                claiming racial discrimination. The EEOC dismissed the complaint finding no evidence of discrimination. We expect the lawsuit to be similarly dismissed.


25.   Title of Claim:           Toni Restrepo v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       April 26, 2002
      Claimant's Attorney:      Joseph R. Fazio
      G+C Attorney:             Wilson, Elser
      Forum:                    Florida Supreme Court
      Case Number:              6:02-CV-501-ORL19506
      Alleged Damages:          Unspecified
      Anticipated Outcome:      Dismissal
      E&O Coverage:             None
      Actual Damages:           None
      Status/Comments:          Ms. Restrepo filed a complaint with the EEOC
                                claiming racial discrimination. The EEOC dismissed the complaint finding no evidence of discrimination. We expect the lawsuit to be similarly dismissed.


26.   Title of Claim:           Estate of Mindes v. Gilman + Ciocia, Inc.
      Date Claim Alleged:
      Claimant's Attorney:      Owen Wincig
      G+C Attorney:             Akabas & Cohen
      Forum:                    American Arbitration Association
      Case Number:
      Alleged Damages:          $150,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $50,000
      Status/Comments:          Mindes was terminated for breach of his
                                employment agreement. G+C commenced an
                                arbitration to collect damages for his breach.
                                Mindes claimed wrongful termination. He died three months later. GC believes that the estate's damages are limited to three months of wages. The case was tried before the AAA in April, 2003 and the arbitrator on June 11, 2003 issued a decision in favor of the claimant. We will file objections to the decision when the claimant files a motion in Supreme Court to convert the decision into a judgment.

                                                                   June 17, 2003

27.   Title of Claim:           Meiselman, Denlea, Packman & Eberz P.C. v.
                                Gilman + Ciocia, Inc.
      Date Claim Alleged:       November 4,2002
      Claimant's Attorney:      Pro se
      G+C Attorney:             Wilson, Elser
      Forum:                    Westchester Supreme Court
      Case Number:              02-19231
      Alleged Damages:          $204,853
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $204,853
      Status/Comments:          We are attempting to settle this matter.


28.   Title of Claim:           AG/Metropolitan Woodlands v. Gilman + Ciocia,
                                Inc.
      Date Claim Alleged:       December 16, 2002
      Claimant's Attorney:      Steven Hirsch
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Suffolk County Supreme Court
      Case Number:              03-01366
      Alleged Damages:          $527,600
      Anticipated Outcome:      Settled
      E&O Coverage:             None
      Actual Damages:           $250,000
      Status/Comments:          This lawsuit is based upon G+C's guarantee of a
                                lease of premises occupied by a mortgage company located in Happauge, NY. G+C was in negotiations to buy the mortgage company, but the deal never closed. The lawsuit alleged damages of $527,600.
                                We settled the case for $90,000, payable $10,000 per month for nine months.


29.   Title of Claim:           Yale Daily News Publishing v. Gilman + Ciocia,
                                Inc.
      Date Claim Alleged:       December 11, 2002
      Claimant's Attorney:      Brenner, Saltzman
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Connecticut Superior Court
      Case Number:              01-0451859-S
      Alleged Damages:          $100,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $100,000
      Status/Comments:          This is a lawsuit against Steven Grove for
                                breach of contract for services rendered prior to the acquisition of Grove's business by G+C.
                                The total damages are not specified. Since the allegations predate the acquisition of Grove's assets, G+C is not liable for the damages. G+C is pursuing Steven Grove on the indemnification provision in the Asset Purchase Agreement. The
                                Plaintiff has suspended an answering fine pending a settlement.

                                                                   June 17, 2003

30.   Title of Claim:           Unicolor CGI v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       January 27, 2003
      Claimant's Attorney:      McCarthy, Safrath
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Nassau County Supreme Court
      Case Number:              02-193-74
      Alleged Damages:          $128,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           GC believes it is owed in excess of $50,000 on
                                its counterclaim.
      Status/Comments:          Unicolor is a subtenant of G+C in a building
                                located in Nassau County, NY. Unicolor claims that G+C owes it fees for pending work performed for G+C's Progressive subdivision. In fact, no money for services are owed, and G+C has counterclaimed for rent that Unicolor owes to G+C.


31.   Title of Claim:           William Hellmers v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       March 18, 2003
      Claimant's Attorney:      Goodman & Zuchlewski
      G+C Attorney:             Wilson, Elser
      Forum:                    New York County Supreme Court
      Case Number:              03-105-138
      Alleged Damages:          $100,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           None
      Status/Comments:          Bill Hellmers alleges that G+C owes him
                                unspecified damages for unpaid salary and bonus.
                                We believe that Mr. Hellmers is not due any amount and that we have a viable counterclaim against him for damages.


32.   Title of Claim:           Jeffrey Lewis v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       January 23, 2003
      Claimant's Attorney:      Menon & Posner
      G+C Attorney:             Wilson, Elser
      Forum:                    New York Supreme Court
      Case Number:              600-284-03
      Alleged Damages:          $1,000,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           None
      Status/Comments:          Jeffrey Lewis alleges that G+C owes him profits
                                expenses from a joint office in Bronx, NY. His complaint alleges the ludicrous amount of one million dollars in damages. We believe that we do not owe Mr. Lewis any damages and that the lawsuit was brought to harass G+C.

                                                                   June 17, 2003

33.   Title of Claim:           Nador Associates, Inc. v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       February 5, 2003
      Claimant's Attorney:      Dorsey & Whitney
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Nassau County Supreme Court
      Case Number:              03-002215
      Alleged Damages:          $17,250
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $17,250
      Status/Comments:          This is a lawsuit by a landlord in Long Island
                                concerning G+C's office in Franklin Square. The complaint alleges damages of $17,520. I answered the complaint and denied liability. We expect this matter to be settled.


34.   Title of Claim:           Kudlacik v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       December 16, 2002
      Claimant's Attorney:      Newell & Toomey
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Saratoga Civil Court
      Case Number:              2002-121703-08
      Alleged Damages:          $9,750
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $9,750
      Status/Comments:          This is a lawsuit by a former G+C employee
                                claiming $9,750 owed as a bonus. I answered the complaint and denied liability. We expect this matter to be settled.


35.   Title of Claim:           FOA Tampa, LLC v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       February 14, 2003
      Claimant's Attorney:      Lawrence Goodrich
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Florida Circuit Court
      Case Number:              03-CA-1632
      Alleged Damages:          $79,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $29,000
      Status/Comments:          This is a lawsuit by a landload in Tampa,
                                Florida concerning a G+C office in St.
                                Petersburg, Florida. We vacated this office and I am negotiating to pay the outstanding rent of approximately $29,000. We expect this matter to be settled.

                                                                   June 17, 2003

36.   Title of Claim:           Ove & Pauline Jensen ttee Jensen Family Trust v.
                                Jonathon Rogol and PCS.
      Date Claim Alleged:       October 11, 2002
      Claimant's Attorney:      Marc Wites
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              02-05495
      Alleged Damages:          $123,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             Yes
      Actual Damages:           Being computed
      Status/Comments:          This case is in the discovery phase. Awaiting
                                hearing dates.


37.   Title of Claim:           Concepcion Acevedo v. Chet Budhwa, PCS and New
                                Time Securities
      Date Claim Alleged:       November 18, 2002
      Claimant's Attorney:      Clyde Jay Eisman
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              02-05789
      Alleged Damages:          $82,828
      Anticipated Outcome:      Settlement
      E&O Coverage:             Yes
      Actual Damages:           Being computed
      Status/Comments:          This case is in the discovery phase. Awaiting
                                hearing dates.


38.   Title of Claim:           Hanna Kadron v. PCS, Joseph Fleischman and Carl
                                Holly
      Date Claim Alleged:       February 6, 2003
      Claimant's Attorney:      Lisa Shrewsberry
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD Arbitration
      Case Number:              03-00540
      Alleged Damages:          $584,200
      Anticipated Outcome:      Settlement
      E&O Coverage:             Yes
      Actual Damages:           Being computed
      Status/Comments:          This case is in the discovery phase. Awaiting
                                hearing dates.


39.   Title of Claim:           Levenherz v. Povinelli, Prime Capital Services,
                                Inc., Gilman + Ciocia, Inc.
      Date Claim Alleged:       March 3, 2003
      Claimant's Attorney:      Richard Sarajian
      G+C Attorney:             Wilson, Elser
      Forum:                    Westchester City Supreme Court
      Case Number:              3194-03
      Alleged Damages:          $6,000,000
      Anticipated Outcome:      Dismissal
      E&O Coverage:             Yes
      Actual Damages:           None
      Status/Comments:          This is a frivolous lawsuit. The NASD has
                                completely investigated the allegations of the plaintiff and found them to be groundless.

                                                                   June 17, 2003

40.   Title of Claim:           Pricewaterhouse v. Gilman + Ciocia, Inc.
      Date Claim Alleged:       May 13, 2003
      Claimant's Attorney:      Hughes, Hubbard
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    New York County Supreme Court
      Case Number:              601 51103
      Alleged Damages:          $127,889
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $127,889
      Status/Comments:          Pricewaterhouse was hired by former management
                                to supervise the operations of Prime Capital
                                Services when Michael Ryan and Carole Enisman were terminated in the summer of 2002. Current management believes that Pricewaterhouse's work does not justify their fee. We are working to settle the lawsuit.


41.   Title of Claim:           Bristol Investment Group, Inc. v. Gilman +
                                Ciocia, Inc.
      Date Claim Alleged:       April 24, 2003
      Claimant's Attorney:      Samuel Gilbert
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    New York City Civil Court
      Case Number:              022085 CV2003
      Alleged Damages:          $30,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $30,000
      Status/Comments:          This is a lawsuit by the company which did the
                                Fairness Opinion for Sterling Grace financing.
                                We paid $60,000 of $90,000 fee and are
                                negotiating settlement of the $30,000 balance.


42.   Title of Claim:           Linx Communications, Corp. v. Gilman + Ciocia,
                                Inc.
      Date Claim Alleged:       March 29, 2003
      Claimant's Attorney:      Arnold Arpino
      G+C Attorney:             Ted H. Finkelstein
      Forum:                    Suffolk County District Court
      Case Number:              SMC-3991-03
      Alleged Damages:          $14,616
      Anticipated Outcome:      Settlement
      E&O Coverage:             None
      Actual Damages:           $14,616
      Status/Comments:          This is a lawsuit by an advertising company for
                                service rendered to previous management. We are attempting to settle the balance due.

                                                                   June 17, 2003

43.   Title of Claim:           Anthony DePasquale vs Prime Capital Services,
                                Inc.
      Date Claim Alleged:       April 30, 2003
      Claimant's Attorney:      Pro Se
      G+C Attorney:             Wilson, Elser
      Forum:                    NASD
      Case Number:              03-00880
      Alleged Damages:          $40,408
      Anticipated Outcome:      Dismissal
      E&O Coverage:             Yes
      Actual Damages:           Being Computed
      Status/Comments:          An answer is being filed.


44.   Title of Claim:           Cynthia Bania for the Estate of Romeo
                                Montemayor vs Prime Capital Services, Inc.
      Date Claim Alleged:       April 21, 2003
      Claimant's Attorney:      Jeffrey Coleman, Esq.
      G+C Attorney:             Paduano & Weintraub
      Forum:                    NASD
      Case Number:              03-01475
      Alleged Damages:          $562,681
      Anticipated Outcome:      Settlement
      E&O Coverage:             Yes
      Actual Damages:           Being computed
      Status/Comments:          Previous customer complaint. Mediation was
                                unsuccessful. Client filed for arbitration. An answer is being filed. Will resume settlement talks.


45.   Title of Claim:           Daniel & Janet Weinstein vs. Prime Capital
                                Services, Inc.
      Date Claim Alleged:       March 27, 2003
      Claimant's Attorney:      Adam H. Smith, Esq.
      G+C Attorney:             Wilson, Elser
      Case Number:              03-01645
      Alleged Damages:          $113,000
      Anticipated Outcome:      Settlement
      E&O Coverage:             Yes
      Actual Damages:           Being computed
      Status/Comments:          The case is in discovery phase. Awaiting hearing
                                dates.

                          ZEICHNER ELLMAN & KRAUSE LLP
                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022           35 MASON STREET
                                 (212) 223-0400              GREENWICH, CT 06830
                               FAX: (212) 753-0396             (203) 622-0900
                                 www.zcklaw.com             FAX: (203) 862-9889

                                                          103 EISENHOWER PARKWAY
STEPHEN F. ELLMAN                                           ROSELAND, NJ 07068
 (212) 826-5303                                               (973) 618-9100
sellman@zeklaw.com                                          FAX: (973) 364-9960

                                                June 17, 2003

BY FACSIMILE

Ted H. Finkelstein, Esq.
Vice President & General Counsel
Gilman + Ciocia, Inc.
11 Raymond Ave.
Poughkeepsie, New York 12603

FACSIMILE NO.: (845) 622-3638

      Term Loan Note (the "Term Loan Note") dated as of December 27, 2001 made by Gilman + Ciocia, Inc., a Delaware corporation (the "Borrower") to First Union National Bank now known as Wachovia Bank, National Association ("Wachovia"), in the original principal sum of $5,000,000., Revolving Credit Note (the "Revolving Credit Note") dated as of December 27,2001 made by Borrower to the First Union National Bank in the original principal sum of $2,000,000.; the Term Loan Note and Revolving Credit Note made pursuant to the terms of that certain Revolving Credit and Texts Loan Agreement dated as of December 27, 2001 (the "Credit Agreement"), by and among, Borrower, and Prime Capital Services, ("Prime") North Ridge Securities Corp. ("North Ridge"), Prime Financial Services, Inc., North Shore Capital Management Corp., Asset & Financial Planning, Ltd., e1040.com, inc, G + C Schlager & Associates, Inc., G + C Mortgage Line Inc., Thomas Povinelli, James Ciocia and Michael Ryan (collectively, the "Guarantors"); the Security Agreement dated as of December 27, 2001 (the "Security Agreement) dated as of December 27, 2001, by and among Borrower and Wachovia, and the Forbearance Agreement dated as of November 27,2002 (the "Forbearance Agreement") made by and between Borrower, North Ridge. Prime, the Guarantors and Wachovia

Dear Ted:

            Reference is made to the Credit Agreement and Forbearance Agreement You have requested that we confirm on behalf of Wachovia that it has received notice from the Borrower of certain items described below.

ZEICHNER ELLMAN & KRAUSE LLP

Ted H Finkelstein, Esq.
Vice President & General Counsel
Gilman + Ciocia, Inc.
June 17, 2003
Page 2

            Accordingly, this letter shall confirm that the Borrower has given notice to Wachovia that the Borrower breached the terms of the Credit Agreement and Forbearance Agreement (i) as delineated in your letter dated March 21, 2003 to Frederic M. Umane, Esq. of this firm, a copy of which is attached and (ii) by failing to pay federal and state payroll withholding taxes when due, as you advised Wachovia at the meeting in our office on May 13, 2003.

            With respect to the failure to pay federal and state payroll withholding taxes, you indicated at the meeting that the breach of Article V (0) of the Forbearance Agreement occurred as a result of a change in the Borrower's payroll processing company from ADP to Ceridian and during such changeover an error occurred and the federal and state payroll withholding taxes were not timely remitted. You stated further that as soon as the Borrower discovered the error, it immediately paid all outstanding payroll withholding taxes and the Borrower was then current on all withholding taxes.

            Please be advised that Wachovia hereby reserves its rights, all which are specifically reserved.

            It is our understanding that this letter will be supplied to Grant Thornton, your auditors. Please do not hesitate to contact us if Grant Thornton requires any additional information

                                                Sincerely,

                                                /s/ Stephen F. Ellman

                                                Stephen F. Ellman

SFE:JNZ:dct
Attachment

cc: Joseph P. Henley, Vice President (By Facsimile, w/Attachment) Christopher Ford, Vice President (By Facsimile, w/Attachment)

                         [LETTERHEAD OF GILMAN + CIOCIA]

March 21, 2003

VIA FACSIMILE

Frederic M. Umane, Esq.
Zeichner, Ellman, & Krause
575 Lexington Avenue
New York, NY 10022

Re:   G+C Loan with Wachovia Bank
      G+C File No. 102

Dear Fred:

As I advised you during our telephone conversation, I have reviewed Article V of the Forbearance Agreement with the bank dated as of November 27, 2002. As of today, we are not in compliance with the following provisions:


      1. In B (iv), we are late in filing several local personal property tax returns. However, the total amount owed is not substantial or material. We are in the process of reviewing the returns to determine which ones we must file after removing the offices sold to Pinnacle.

      2. In J, we have not paid all licensing fees and we have not paid all vendors for materials and supplies. There are no filed liens and we do not believe these items in total are material in nature. We are reviewing all of our licenses to determine which ones must be renewed after deleting the offices sold to Pinnacle.

      3. In K, we are not current on some rent payments on our leases of vacant offices. We are negotiating to terminate the leases and we believe that the prudent approach is not to pay rent but to bargain with the landlords for lump sum or installment workout payments. We do not believe that these amounts in total are material.

Page 2 of 2
Frederic M. Umane, Esq.
March 21, 2003

As I previously advised you, our auditors will not be issuing any separate opinions to the bank concerning the Revolving Credit and Term Loan Agreement dated as of December 27, 2001 or the Forbearance Agreement dated as of November 27, 2002. It is my understanding that the bank does not require any additional opinions from the auditors.

In reviewing the Notice of Default dated March 5, 2003, we noticed that the monthly reporting default cited Article V, Section G. Section G is actually the quarterly reports. Section H is for the monthly reports. As the bank is aware, we are in default under both Sections G and H. It is our understanding that the rescission of the Notice of Default was intended to cover our defaults under both Sections G and H.

Thank you for your continued cooperation and assistance.

Sincerely,


/s/ Ted H. Finkelstein

Ted H. Finkelstein
Vice President and General Counsel

THF:mak


cc:   Michael Ryan
      Max Brandsdorfer, CPA
      Michael Mannion
      David Pentlow, Esq.

CORPORATION SERVICE COMPANY                                CSC- Albany
www.incspot.com                                            6th Floor
                                                           80 State Street
                                                           Albany, NY 12207-2543
                                                           800-833-9848
                                                           518-433-4741 (Fax)

Matter# 1985-145                    Order# 139023-15       Order Date 06/19/2003
Additional Reference:

          Entity Name:         GILMAN & CIOCIA (Debtor)/ WACHOVIA BANK, NATIONAL
                               ASSOCIATION (Secured Party)
          Jurisdiction:        Washington-DEPARTMENT OF LICENSING

          Request for:         UCC Filing
          File Type:           PARTIAL RELEASE
          Result:              Filed

          Pile Number:         2003-175-3818-4
          Filing Date:         06/20/2003

Ordered by MS. PAULA MIZZI at ZEICHNER ELLMAN & KRAUSE

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or lncSpot, please feel free to contact us.

Diane Damiano
ddamiano@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

This ACKNOWLEDGEMENT reflects the information on file with the Washington State Department of Licensing.

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)     Date of Filing: Jun 20, 2003
                                                   Time of Filing: 12:35 PM
----------------------------------------------     File Number: 2003-175-3818-4
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

      CSC                                          A Continuation Statement may
                                                   be filed within six months of
                                                   the Lapse Date of: Nov 6,
                                                   2005
==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 2000-311-0597
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.


================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

                                       OR

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

Wachovia Bank, National Association f/k/a First Union National Bank
--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)
================================================================================

ACKNOWLEDGEMENT COPY - NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM
UCC3)(REV.07/29/98)

================================================================================

Attachment 1 of  1 to Filing Number: 2003-175-3818-4

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)

----------------------------------------------          1020832
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)          062003    53.12

      CSC



==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 2000-311-0597   File Date: 11/06/2000
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
================================================================================
6. CURRENT RECORD INFORMATION:

--------------------------------------------------------------------------------
6a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
6b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
7. CHANGED (NEW) OR ADDED INFORMATION:

--------------------------------------------------------------------------------
7a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
7b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

--------------------------------------------------------------------------------
7c. MAILING ADDRESS         CITY        STATE   POSTAL CODE          COUNTRY

--------------------------------------------------------------------------------
7d. SEE INSTRUCTIONS

--------------------------------------------------------------------------------
ADD'L INFO RE ORGANIZATION DEBTOR

--------------------------------------------------------------------------------
7e. TYPE OF ORGANIZATION

--------------------------------------------------------------------------------
7f. JURISDICTION OF  ORGANIZATION

--------------------------------------------------------------------------------
7g. ORGANIZATIONAL ID #, if any |_| NONE

================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.


================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

Wachovia Bank, National Association f/k/a First Union National Bank
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)                      139023-15
================================================================================

FILING OFFICE COPY - UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.
05/22/02)

CORPORATION SERVICE COMPANY                                CSC- Albany
www.incspot.com                                            6th Floor
                                                           80 State Street
                                                           Albany, NY 12207-2543
                                                           800-833-9848
                                                           518-4334741 (Fax)

Matter# 1985-145                    Order# 139023-10       Order Date 06/19/2003
Additional Reference:

          Entity Name:         GILMAN & CIOCIA (Debtor)/ THE TRAVELERS INSURANCE
                               COMPANY (Secured Party)
          Jurisdiction:        Washington-DEPARTMENT OF LICENSING

          Request for:         UCC Piling
          File Type:           PARTIAL RELEASE
          Result:              Filed

          File Number:         2003-175-3819-1
          Filing Date:         06/20/2003


Ordered by MS. PAULA MIZZI at ZEICHNER ELLMAN & KRAUSE

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Diane Damiano
ddamiano@cscinfo.com

The responsibility for verification of the flits and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

This ACKNOWLEDGEMENT reflects the information on file with the Washington State Department of Licensing.

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)     Date of Filing: Jun 20, 2003
                                                   Time of Filing: 12:35 PM
----------------------------------------------     File Number: 2003-175-3819-1
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

      CSC                                          A Continuation Statement may
                                                   be filed within six months of
                                                   the Lapse Date of: Nov 16,
                                                   2005
==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 2000-321-0027
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.


================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

                                       OR

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

The Travelers Insurance Company
--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)
================================================================================

ACKNOWLEDGEMENT COPY - NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM
UCC3)(REV.07/29/98)

================================================================================

Attachment 1 of  1 to Filing Number: 2003-175-3819-1

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)

----------------------------------------------          1020832
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)          062003    53.12

      CSC



==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 2000-321-0027   File Date: 11/15/2000
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
================================================================================
6. CURRENT RECORD INFORMATION:

--------------------------------------------------------------------------------
6a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
6b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
7. CHANGED (NEW) OR ADDED INFORMATION:

--------------------------------------------------------------------------------
7a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
7b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

--------------------------------------------------------------------------------
7c. MAILING ADDRESS         CITY        STATE   POSTAL CODE          COUNTRY

--------------------------------------------------------------------------------
7d. SEE INSTRUCTIONS

--------------------------------------------------------------------------------
ADD'L INFO RE ORGANIZATION DEBTOR

--------------------------------------------------------------------------------
7e. TYPE OF ORGANIZATION

--------------------------------------------------------------------------------
7f. JURISDICTION OF  ORGANIZATION

--------------------------------------------------------------------------------
7g. ORGANIZATIONAL ID #, if any |_| NONE

================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.

The Secured Party hereby specifically releases only the personal property and fixtures of the Debtor located at 240 N.W. Gilman Boulevard, Issaqiah, WA 98027

================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

The Travelers Insurance Company
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)                      139023-10
================================================================================

FILING OFFICE COPY - UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.
05/22/02)

CORPORATION SERVICE COMPANY                                CSC- Albany
www.incspot.com                                            6th Floor
                                                           80 State Street
                                                           Albany, NY 12207-2543
                                                           800-833-9848
                                                           518-433-4741 (Fax)

Matter# 1985-145                    Order# 139023-30       Order Date 06/19/2003
Additional Reference:

          Entity Name:         GILMAN & CIOCIA (Debtor)/ The TRAVELERS INSURANCE
                               COMPANY (Secured Party)
          Jurisdiction:        New York-SECRETARY OF STATE

          Request for:         UCC Filing
          File Type:           PARTIAL RELEASE
          Result:              Filed

          File Number:         200306261235545
          Filing Date:         06/26/2003

Ordered by MS. PAULA MIZZI at ZEICHNER ELLMAN & KRAUSE

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Diane Damiano
ddamiano@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

                                     [LOGO]

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                                 41 STATE STREET
                              ALBANY, NY 12231-0001

--------------------------------------------------------------------------------
GEORGE E. PATAKI                                               RANDY A. DANIELS
   GOVERNOR                                                   SECRETARY OF STATE

                                                           FILING ACKNOWLEDGMENT
                                                                   June 26, 2003

RETURN TO CUSTOMER SERVICE COUNTER

CORPORATION SERVICE COMPANY
80 STATE STREET, 6TH FLOOR
ALBANY NY 12207-0000

Attached is the acknowledgment copy of your recently submitted filing. This filing consists of a total of one page, which is represented in this acknowledgment. This document has been filed with the New York State Department of State, Uniform Commercial Code Division.

The Financing Statement Amendment has been assigned Filing Number:
200306261235545, Filing Date: 06/26/2003. This document has been appended to initial Financing Statement Filing Number: 222167, which was filed on 11/16/2000. The initial Financing Statement will lapse on 11/16/2005 unless continued.

If you have any concerns regarding the way this document is recorded, please contact one of our Customer Service Representatives at (518)474-4763, or respond in writing to the UCC Data Processing Unit at the address indicated above.

Sincerely,


Uniform Commercial Code Division
Data Processing Unit

                                                                    REF #:555556

--------------------------------------------------------------------------------
                 WWW.DOS.STATE.NY o E-MAIL: INFO@DOS.STATE.NY.US

                                                     555556 2003 JUN 26 AM 11:20

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)

----------------------------------------------          DRAWDOWN
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)          ACCT# 45

      CSC



==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 222167   File Date: 11/16/2000
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
================================================================================
6. CURRENT RECORD INFORMATION:

--------------------------------------------------------------------------------
6a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
6b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
7. CHANGED (NEW) OR ADDED INFORMATION:

--------------------------------------------------------------------------------
7a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
7b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

--------------------------------------------------------------------------------
7c. MAILING ADDRESS         CITY        STATE   POSTAL CODE          COUNTRY

--------------------------------------------------------------------------------
7d. SEE INSTRUCTIONS

--------------------------------------------------------------------------------
ADD'L INFO RE ORGANIZATION DEBTOR

--------------------------------------------------------------------------------
7e. TYPE OF ORGANIZATION

--------------------------------------------------------------------------------
7f. JURISDICTION OF  ORGANIZATION

--------------------------------------------------------------------------------
7g. ORGANIZATIONAL ID #, if any |_| NONE

================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.

The Secured Party hereby specifically releases only the personal property and fixtures of the Debtor located at 240 N.W. Gilman Boulevard, Issaqiah, WA 98027

================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

The Travelers Insurance Company
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)                      139023-30  KXK
================================================================================

FILING OFFICE COPY - UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.
05/22/02)

                         FILING NUMBER: 200306261235545

CORPORATION SERVICE COMPANY                                CSC- Albany
www.incspot.com                                            6th floor
                                                           80 State Street
                                                           Albany, NY 12207-2543
                                                           800-833-9848
                                                           518-433-4741 (Fax)

Matter# 1985-145                    Order# 139023-20       Order Date 06/19/2003
Additional Reference:

          Entity Name:         GILMAN & CIOCIA (Debtor)! WACHOVIA BANK,
                               NATIONAL ASSOCIATION (Secured Party)
          Jurisdiction:        New York-SECRETARY OF STATE

          Request for:         UCC Filing
          File Type:           PARTIAL RELEASE
          Result:              Filed

          File Number:         200306191199299
          Filing Date:         06/19/2003

Ordered by MS. PAULA MIZZI at ZEICHNER ELLMAN & KRAUSE

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Diane Damiano
ddamiano@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer: we accept no liability for errors or omissions.

                                     [LOGO]
                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                                 41 STATE STREET
                              ALBANY, NY 12231-0001

--------------------------------------------------------------------------------
GEORGE E. PATAKI                                                RANDY A. DANIELS
   GOVERNOR                                                   SECRETARY OF STATE

                                                           FILING ACKNOWLEDGMENT
                                                                   June 20, 2003

RETURN TO CUSTOMER SERVICE COUNTER

CORPORATION SERVICE COMPANY
80 STATE STREET, 6TH FLOOR
ALBANY NY 12207-0000

Attached is the acknowledgment copy of your recently submitted filing. This filing consists of a total of one page, which is represented in this acknowledgment. This document has been filed with the New York State Department of State, Uniform Commercial Code Division.

The Financing Statement Amendment has been assigned Filing Number:
200306191199299, Filing Date: 06/19/2003. This document has been appended to initial Financing Statement Filing Number: 212889, which was filed on 11/03/2000. The initial Financing Statement will lapse on 11/03/2005 unless continued.

If you have any concerns regarding the way this document is recorded, please contact one of our Customer Service Representatives at (518)474-4763, or respond in writing to the UCC Data Processing Unit at the address indicated above.

Sincerely,


Uniform Commercial Code Division
Data Processing Unit

                                                                   REF #: 553982

--------------------------------------------------------------------------------
                 WWW.DOS.STATE.NY o E-MAIL: INFO@DOS.STATE.NY.US

                                                     553982 2003 JUN 19 PM 3:15

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)

----------------------------------------------          DRAWDOWN
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)          ACCT# 45





==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 212889   File Date: 11/03/2000
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
================================================================================
6. CURRENT RECORD INFORMATION:

--------------------------------------------------------------------------------
6a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
6b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
7. CHANGED (NEW) OR ADDED INFORMATION:

--------------------------------------------------------------------------------
7a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
7b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

--------------------------------------------------------------------------------
7c. MAILING ADDRESS         CITY        STATE   POSTAL CODE          COUNTRY

--------------------------------------------------------------------------------
7d. SEE INSTRUCTIONS

--------------------------------------------------------------------------------
ADD'L INFO RE ORGANIZATION DEBTOR

--------------------------------------------------------------------------------
7e. TYPE OF ORGANIZATION

--------------------------------------------------------------------------------
7f. JURISDICTION OF  ORGANIZATION

--------------------------------------------------------------------------------
7g. ORGANIZATIONAL ID #, if any |_| NONE

================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.

The Secured Party hereby specifically releases only the personal property and fixtures of the Debtor located at 240 N.W. Gilman Boulevard, Issaqiah, WA 98027

================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

Wachovia Bank, National Association f/k/a First Union National Bank
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)                      139023-30  KXK
================================================================================
FILING OFFICE COPY - UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.
05/22/02)

                         FILING NUMBER: 200306191199299

CORPORATION SERVICE COMPANY                                CSC- Albany
www.incspot.com                                            6th Floor
                                                           80 State Street
                                                           Albany, NY 12207-2543
                                                           800-833-9848
                                                           5184334741 (Fax)

Matter# 1985-145               Order# 139023-25       Order Date 06/19/2003
Additional Reference:

          Entity Name:         GILMAN & CIOCIA (Debtor)/ EUROPEAN AMERICAN BANK
                               (Secured Parry)
          Jurisdiction:        New York-SECRETARY OF STATE

          Request for:         UCC Filing
          File Type:           PARTIAL RELEASE
          Result:              Filed

          File Number:         200306191199287
          Filing Date:         06/19/2003

Ordered by MS. PAULA MIZZI at ZEICHNER ELLMAN & KRAUSE

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Diane Damiano
ddamiano@cscinfo.com

The responsibility for verification of the files and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

                                     [LOGO]
                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                                 41 STATE STREET
                              ALBANY, NY 12231-0001

--------------------------------------------------------------------------------
GEORGE E. PATAKI                                                RANDY A. DANIELS
   GOVERNOR                                                   SECRETARY OF STATE

                                                           FILING ACKNOWLEDGMENT
                                                                   June 20, 2003

RETURN TO CUSTOMER SERVICE COUNTER

CORPORATION SERVICE COMPANY
80 STATE STREET, 6TH FLOOR
ALBANY NY 12207-0000

Attached is the acknowledgment copy of your recently submitted filing. This filing consists of a total of one page, which is represented in this acknowledgment: This document has been filed with the New York State Department of State, Uniform Commercial Code Division.

The Financing Statement Amendment has been assigned Filing Number:
200306191199287, Filing Date: 06/19/2003. This document has been appended to initial Financing Statement Filing Number 181632, which was filed on 08/07/2002. The initial Financing Statement will lapse on 08/07/2007 unless continued.

If you have any concerns regarding the way this document is recorded please contact one of our Customer Service Representatives at (518) 474-4763, or respond in writing to the UCC Data Processing Unit at the address indicated above.

Sincerely,


Uniform Commercial Code Division
Data Processing Unit

                                                                   REF #: 553981

--------------------------------------------------------------------------------
                 WWW.DOS.STATE.NY o E-MAIL: INFO@DOS.STATE.NY.US

                                                     553981 2003 JUN 19 PM 3:15

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)

----------------------------------------------          DRAWDOWN
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)          ACCT# 45





==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 181632   File Date: 08/07/2002
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
================================================================================
6. CURRENT RECORD INFORMATION:

--------------------------------------------------------------------------------
6a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
6b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
7. CHANGED (NEW) OR ADDED INFORMATION:

--------------------------------------------------------------------------------
7a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
7b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

--------------------------------------------------------------------------------
7c. MAILING ADDRESS         CITY        STATE   POSTAL CODE          COUNTRY

--------------------------------------------------------------------------------
7d. SEE INSTRUCTIONS

--------------------------------------------------------------------------------
ADD'L INFO RE ORGANIZATION DEBTOR

--------------------------------------------------------------------------------
7e. TYPE OF ORGANIZATION

--------------------------------------------------------------------------------
7f. JURISDICTION OF  ORGANIZATION

--------------------------------------------------------------------------------
7g. ORGANIZATIONAL ID #, if any |_| NONE

================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.

The Secured Party hereby specifically releases only the personal property and fixtures of the Debtor located at 240 N.W. Gilman Boulevard, Issaqiah, WA 98027

================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

European American Bank
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)                      139023-25  KXK
================================================================================
FILING OFFICE COPY - UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.
05/22/02)

                         FILING NUMBER: 200306191199287

CORPORATION SERVICE COMPANY                                CSC- Albany
www.incspot.com                                            6th Floor
                                                           80 State Street
                                                           Albany, NY 12207-2543
                                                           800-833-9848
                                                           518-433-4741 (Fax)

Matter# 1985-145                    Order# 139023-5        Order Date 06/19/2003
Additional Reference:

          Entity Name:         GILMAN & CIOCIA (Debtor)/WACHOVIA BANK,
                               NATIONAL ASSOCIATION (Secured Party)
          Jurisdiction:        Delaware-SECRETARY OF STATE

          Request for;         UCC Filing
          File Type:           PARTIAL RELEASE
          Result:              Filed

          File Number:         20008569-31572505
          Filing Date:         06/20/2003

Ordered by MS. PAULA MIZZI at ZEICHNER ELLMAN & KRAUSE

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Diane Damiano
ddamiano@cscinfo.com

The responsibility for verification oldie files and determination of the information therein lies wick the filing officer; we accept no liability for errors or omissions.

                                                    DELAWARE DEPARTMENT OF STATE
                                                       U.C.C. FILING SECTION
                                                      FILED 03:57 PM 06/20/2003
                                                   INITIAL FILING NUM: 2000856 9
                                                    AMENDMENT NUMBER: 3157250 5
                                                           SRV: 030409877

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
==============================================
A. NAME & PHONE OF CONTACT AT FILER (optional)

----------------------------------------------
B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

      CSC Corporation Service Company(SM)
                  P.O. Box 591
              Wilmington, DE 19899
                (800) 927-9800

==============================================

                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

================================================================================
1a. INITIAL FINANCING STATEMENT FILE # 20008569   File Date: 01/02/2002
================================================================================
1b. This FINANCING STATEMENT AMENDMENT is |_| to be filed [for record] (or
    recorded) in the REAL ESTATE RECORDS.
================================================================================
2. |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
================================================================================
3. |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
================================================================================
4. |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c: and also give name of assignor in item 9.
================================================================================
5. AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debit or |_| Secured Party of record. Check only one of these two boxes.

   Also check one of the following three boxes and provide information in items 6 and/or 7.

|_| CHANGE name and/or address: Give current record name in item 6a and 6b: also give new name (if name change) in item 7a or 7b and/or new address (if address change) in Item7c.

|_| DELETE name: Give record name to be deleted in item 6a or 6b.

|_| ADD name: Complete item 7a or 7b, and also item 7c: also complete items
    7d-7g (if applicable)
================================================================================
================================================================================
6. CURRENT RECORD INFORMATION:

--------------------------------------------------------------------------------
6a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
6b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
7. CHANGED (NEW) OR ADDED INFORMATION:

--------------------------------------------------------------------------------
7a. ORGANIZATION'S NAME

--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
7b. INDIVIDUAL'S LAST NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

--------------------------------------------------------------------------------
7c. MAILING ADDRESS         CITY        STATE   POSTAL CODE          COUNTRY

--------------------------------------------------------------------------------
7d. SEE INSTRUCTIONS

--------------------------------------------------------------------------------
ADD'L INFO RE ORGANIZATION DEBTOR

--------------------------------------------------------------------------------
7e. TYPE OF ORGANIZATION

--------------------------------------------------------------------------------
7f. JURISDICTION OF  ORGANIZATION

--------------------------------------------------------------------------------
7g. ORGANIZATIONAL ID #, if any |_| NONE

================================================================================
8. AMENDMENT (COLLATERAL CHANGE) check only one box.

Describe collateral |X| deleted or |_| added, or give entire |_| restated collateral description, or describe collateral |_| assigned.


================================================================================
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here |_| and enter name of DEBTOR authorizing this Amendment.

--------------------------------------------------------------------------------
9a. ORGANIZATION'S NAME

Wachovia Bank, National Association f/k/a First Union National Bank
--------------------------------------------------------------------------------

                                       OR

--------------------------------------------------------------------------------
9b. INDIVIDUAL'S NAME

--------------------------------------------------------------------------------
FIRST NAME

--------------------------------------------------------------------------------
MIDDLE NAME

--------------------------------------------------------------------------------
SUFFIX

================================================================================
10. OPTIONAL FILER REFERENCE DATA
1985-145 (Gilman & Ciocia)                      139023-005(2)
================================================================================

FILING OFFICE COPY - UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV.
05/22/02)